UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2013

Landmark Apartment Trust of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Dickens Road, Suite 101 Richmond, Virginia		23230
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 237-1335

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Landmark Apartment Trust of America, Inc. (the “Company”) hereby amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 8, 2013 (the “July 8, 2013 Form 8-K”) to provide the required financial information relating to the completed acquisitions of a portfolio of seven multifamily apartment communities (the “Contributed Properties”) in exchange for aggregate consideration valued at approximately $129.5 million, consisting of approximately (i) 1,200,000 in common units of limited partnership interest, of which 821,217 units were considered an assignment fee; (ii) $30.5 million in cash; and (iii) $89.2 million in new or assumed indebtedness encumbering the Contributed Properties (based on principal amounts outstanding as of June 30, 2013). As reported in the July 8, 2013 Form 8-K, the closings with respect to the acquisition of four of the Contributed Properties occurred on July 1, 2013 and closings with respect to two of the Contributed Properties occurred on July 3, 2013. As disclosed in the Current Report on Form 8-K/A filed with the SEC on July 31, 2013, the Company completed the acquisition of the seventh property on July 25, 2013. Additionally, the Company completed the acquisition of the Victoria Park property on April 30, 2013, which acquisition, at the time, was individually insignificant to the Company for purposes of the reporting requirements of Form 8-K and Rule 3-14. The Victoria Park property is a related property and is significant in the aggregate with the rest of the Contributed Properties. The Company has also provided herein the financial information relating to the completion of the acquisition of the Victoria Park property. Because the properties were acquired from related parties, the financial statements of the properties acquired have been prepared for the six months ended June 30, 2013 (unaudited) and the years ended December 31, 2012, 2011 and 2010. The financial statements of the properties are represented as follows: (i) the financial statements for the Victoria Park property are reflected in the financial statements for Hampton Ridge Partners, LLC; (ii) the financial statements for the Grand Terraces property are reflected in the financial statements for Crown Ridge Partners, LLC; (iii) the financial statements for the Stanford Reserve property are reflected in the financial statements for East Pointe Partners, LLC; (iv) the financial statements for the Courtyards on the River property are reflected in the financial statements for Sonoma Partners, LLC; (v) the financial statements for the Fountain Oaks property are reflected in the financial statements for Royal Green Partners, LLC; (vi) the financial statements for the Caveness Farms property are reflected in the financial statements for Caveness Partners, LLC; (vii) the financial statements for the Lexington on the Green property are reflected in the financial statements for Fairway Apartment Partners, LLC; (viii) the financial statements for the Avondale property are reflected in the financial statements for Solera Partners, LLC.

A description of the properties is set forth below (dollars in thousands):

Property Description	Date Acquired	Purchase Price	Gross Leasable Area(1)	Year Built
Victoria Park	April 30, 2013	$20,500	383,444	1990
Grand Terraces	July 1, 2013	$15,750	243,140	2000
Stanford Reserve	July 1, 2013	$15,200	300,370	1986
Courtyards on the River	July 1, 2013	$16,250	295,784	1972
Fountain Oaks	July 1, 2013	$ 7,000	132,000	1987
Caveness Farms	July 3, 2013	$26,675	309,132	1998
Lexington on the Green	July 3, 2013	$23,500	378,568	1973
Avondale	July 25, 2013	$18,400	315,450	1973

(1)	Gross Leasable Area represents total rentable square feet.

After a reasonable inquiry, the Company is not aware of any other material factors relating to these properties that would cause the reported financial information not to be necessarily indicative of future operating results. The Company and its operations are, however, subject to a number of risks and uncertainties. For a discussion of such risks, see the risks identified in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 under Item 1A Risk Factors and in the other reports filed by the Company with the SEC.

Item 9.01 Financial Statements and Exhibits

		Page

(a)	Financial Statements of Properties Acquired	2
	Independent Auditor’s Report

	Combined Statement of Revenues and Certain Expenses for the Six Months Ended June 30, 2013 (unaudited) and the Years Ended December 31, 2013, 2012 and 2011 (audited)	3

	Notes to Combined Statement of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2012 (unaudited) and the Years Ended December 31, 2013, 2012 and 2011 (audited)	4

(b)	Pro Forma Financial Information	6
	Landmark Apartment Trust of America, Inc.

(c)	Shell Company Transactions
	None.

(d)	Exhibits

Exhibit Number	Name

23.1	Consent of Joel Sanders & Company, PA, Independent Registered Public Accounting Firm

JOEL SANDERS & COMPANY, P.A.

CERTIFIED PUBLIC ACCOUNTANTS

1301 SHOTGUN ROAD

WESTON, FLORIDA 33326

MEMBER: AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS	TEL: (954) 916-2000 FACSIMILE: (954) 916-2012 EMAIL: jscpal@msn.com	MEMBER: FLORIDA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholders of Landmark Apartment Trust of America, Inc.

We have audited the accompanying combined statements of revenues and certain expenses of Royal Green Partners, LLC, Sonoma Partners, LLC, Solera Partners, LLC, Crown Ridge Partners, LLC, East Pointe Partners, LLC, Caveness Partners, LLC, Fairway Apartment Partners, LLC, and Hampton Ridge Partners, LLC (the “Properties”) for each of the three years in the period ended December 31, 2012.

Management’s Responsibility for the Statements of Revenue and Certain Expenses

Management is responsible for the preparation and fair presentation of the combined statements of revenue and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined statements of revenue and certain expenses that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the combined statements of revenue and certain expenses based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statements of revenue and certain expenses are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined statements of revenue and certain expenses. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the combined statements of revenue and certain expenses, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Properties’ preparation and fair presentation of the combined statements of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined statements of revenue and certain expenses. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined statements of revenue and certain expenses referred to above present fairly, in all material respects, the revenue and certain expenses described in Note 1 of the Properties for each of the three years in the period ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1, the accompanying combined statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Landmark Apartment Trust of America, Inc.) and are not intended to be a complete presentation of the Properties’ revenue and expenses. Our opinion is not modified with respect to this matter.

CERTIFIED PUBLIC ACCOUNTANTS

September 16, 2013

Weston, Florida

CONTRIBUTED PROPERTIES

COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

FOR THE SIX MONTHS ENDED JUNE 30, 2013 AND FOR THE YEARS ENDED

DECEMBER 31, 2012, 2011 AND 2010

(In thousands)

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Revenues:
Rental income	$8,213	$16,802	$16,331	$15,473
Other property income	1,122	2,253	2,045	1,746

Total revenues	9,335	19,055	18,376	17,219

Certain expenses:
Administrative and marketing	984	1,942	1,819	1,693
Insurance	331	583	478	506
Personnel	1,163	2,312	2,269	2,098
Real estate taxes	699	1,334	1,381	1,488
Repairs and maintenance	763	1,520	1,439	1,330
Utilities	900	1,896	1,782	1,602

Total expenses	4,840	9,588	9,169	8,718

Revenues in excess of certain expenses	$4,495	$9,467	$9,207	$8,501

The accompanying notes are an integral part of these

combined statements of revenues and certain expenses.

CONTRIBUTED PROPERTIES

NOTES TO THE COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NOTE 1 – Basis of Presentation

Presented herein are the combined statements of revenues and certain expenses related to the operations of Royal Green Partners, LLC, a 160-unit apartment community located in Jacksonville, Florida, Sonoma Partners, LLC, a 296-unit apartment community located in Tampa, Florida, Solera Partners, LLC, a 304-unit apartment community located in St. Petersburg, Florida, Crown Ridge Partners, LLC, a 240-unit apartment community located in Charlotte, North Carolina, East Pointe Partners, LLC, a 310-unit apartment community located in Charlotte, North Carolina, Caveness Partners, LLC, a 288-unit apartment community located in Wake Forest, North Carolina, Fairway Apartment Partners, LLC, a 384-unit apartment community located in Raleigh, North Carolina, and Hampton Ridge Partners, LLC, a 380-unit apartment community located in Charlotte, North Carolina.

The accompanying combined statements of revenues and certain expenses relate to the Properties and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, are not representative of the actual operations of the Properties for the six months ended June 30, 2013 and for the years ended December 31, 2012, 2011, and 2010, due to the exclusion of the following: depreciation and amortization, amortization of tangible assets and liabilities not directly related to the future operations.

Because these Properties were acquired from a related party, these Statements have been prepared for the six months ended June 30, 2013 and years ended December 31, 2012, 2011 and 2010.

The accompanying interim combined statement of revenues and certain expenses for the six months ended June 30, 2013, is unaudited. In the opinion of management, the Statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

NOTE 2 – Summary of Significant Accounting Policies

Basis of Accounting

The combined statement of revenues and certain expenses are prepared on the accrual basis of accounting.

Use of Estimates

The preparation of the combined statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company’s rental revenue is obtained from tenants through rental payments as provided for under noncancelable apartment rental contracts. Rental revenues attributable to leases is recorded when due from residents and is recognized monthly as it is earned, which approximates the straight-line basis. Leases entered into between a resident and the Company for the rental of an apartment unit is generally year to year, renewable upon consent of both parties on an annual or monthly basis.

Repairs and Maintenance

Significant improvements, renovations or betterments that extend the economic useful life of the assets are capitalized. Expenditures for repairs and maintenance are expensed as incurred.

CONTRIBUTED PROPERTIES

NOTES TO THE COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES (CONTINUED)

NOTE 3 – Mortgage Notes Payable

Mortgage notes payable consisted of the following as of December 31, 2012 (in thousands):

5.19% mortgage note payable to bank, monthly payments of interest at a floating rate swap, maturing March 2013	$6,750

4.49% mortgage note payable to bank, monthly payments of principal and interest, maturing November 2020	$11,941

4.59% mortgage note payable to bank, monthly payments of principal and interest, maturing November 2020	$12,094

6.50% mortgage note payable to bank, monthly payments of interest, maturing August 2015	$12,500

5.68% mortgage note payable to bank, monthly payments of principal and interest, maturing June 2015	$11,771

4.75% mortgage note payable to bank, monthly payments of principal and interest, maturing September 2020	$18,915

5.26% mortgage note payable to bank, monthly payments of principal and interest, maturing January 2018	$18,493

5.34% mortgage note payable to bank, monthly payments of interest at a floating rate swap, maturing March 2013	$13,600

Total mortgage notes payable	$106,064

NOTE 4 – Subsequent Events

Management has evaluated all events and transactions that occurred after December 31, 2012 through September 4, 2013, the date which the statements were available and issued, and noted no items requiring adjustments of the statements or additional disclosures.

LANDMARK APARTMENT TRUST OF AMERICA, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

For the Six Months Ended June 30, 2013

(In thousands, except for share and per share data)

	Historical
	Landmark Apartment Trust of America, Inc.	Pro Forma Adjustments (Unaudited)		Pro Forma (Unaudited)
Assets:
Real estate investments:
Operating properties, net	$915,877	$115,502	(a)	$1,031,379
Cash and cash equivalents	3,885			3,885
Accounts receivable	1,401			1,401
Other receivables due from affiliates	5,537			5,537
Restricted cash	13,792			13,792
Goodwill	7,430			7,430
Real estate and escrow deposits	11,705	(9,172	)(b)	2,533
Identified intangible assets, net	28,678	8,825	(a)	37,503
Other assets, net	15,485	1,051	(c)	16,536

Total assets	1,003,790	116,206		1,119,996

Liabilities and equity:
Liabilities:
Mortgage loan payables, net	$516,619	$76,492	(d)	$593,111
Unsecured notes payable to affiliate	10,270			10,270
Unsecured notes payable	500			500
Credit facility	114,262	12,685	(d)	126,947
Series D cumulative non-convertible redeemable preferred stock with derivative	98,583	6,260	(e)	104,843
Accounts payable and accrued liabilities	18,871			18,871
Other payables due to affiliates	6,349			6,349
Acquisition contingent consideration	5,807			5,807
Security deposits, prepaid rent and other liabilities	6,840	1,479	(a)	8,319

Total liabilities	778,101	96,916		875,017
Equity:
Stockholders’ equity:
Common stock, $0.01 par value; 300,000,000 shares authorized; 21,786,558 and 20,655,646 shares issued and outstanding as of June 30, 2013 and December 31, 2012, respectively	218	168	(f)	386
Additional paid-in capital	195,895	16,583	(f)	212,478
Accumulated deficit	(137,899)	(7,240	)(g)	(145,139)

Total stockholders’ equity	58,214	9,510		67,724
Redeemable non-controlling interests in operating partnership	167,475	9,780	(h)	177,255

Total equity	225,689	19,290		244,979

Total liabilities and equity	$1,003,790	$116,206		$1,119,996

Unaudited Pro Forma Consolidated Balance Sheet Adjustments

(a)	Reflects the total purchase price of the properties. The total purchase price is allocated in accordance with ASC 805.

(b)	Reflects the deposits held in escrow at June 30, 2013 used as portion of the consideration paid for the acquisition of properties.

(c)	Reflects the deferred financing costs associated with obtaining the new debt and assumed debt of the acquired properties.

(d)	Reflects the new debt and assumed debt obtained as a portion of the consideration for the acquisition of properties.

(e)	Reflects the additional shares of Series D Preferred Stock issued whose proceeds were used for the acquisition of the properties.

(f)	Reflects the additional shares of common stock issued whose proceeds were used for the acquisition of the properties.

(g)	Reflects acquisition related expenses incurred as part of the acquisition of the properties. Included in this amount is the assignment fee paid of $6.7 million.

(h)	Reflects common units of limited partnership interest issued as a portion of the consideration paid for the acquisition of properties.

LANDMARK APARTMENT TRUST OF AMERICA, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2013

(In thousands, except for share and per share data)

	Historical
	Landmark Apartment Trust of America, Inc.	Contributed Properties	Pro Forma Adjustments (Unaudited)		Pro Forma (Unaudited)
Revenues:
Rental income	$49,135	$8,213	(1,519	) (a)	$55,829
Other property revenues	6,564	1,122			7,686
Management fee income	1,593		(215	) (b)	1,378
Reimbursed income	4,677				4,677

Total revenues	61,969	9,335	(1,733)		69,570

Expenses:
Rental expenses	25,356	4,840	(374	) (c)	29,822
Property lease expense	1,553				1,553
Reimbursed expense	4,677				4,677
General, administrative and other expense	6,522				6,522
Acquisition-related expenses	2,640		7,240	(d)	9,880
Depreciation and amortization	23,758		11,935	(e)	35,693

Total expenses	64,506	4,840	18,801		88,147

Other income/(expense):
Interest expense, net	(16,210)		(2,482	) (f)	(18,692)
Disposition right income	1,231				1,231
Loss on debt and preferred stock extinguishment	(10,220)				(10,220)

Loss from continuing operations before income tax	(27,736)	4,494	(23,016)		(46,258)
Income tax benefit	3,207				3,207

Loss from continuing operations	(24,529)	4,494	(23,016)		(43,051)
Less: Net loss from continuing operations attributable to redeemable non-controlling interests in operating partnership	12,148				20,933

Net loss from continuing operations attributable to common stockholders	$(12,381)	$4,494	$(23,016)		$(22,118)

Other comprehensive income/(loss):
Change in cash flow hedges attributable to redeemable non-controlling interest in operating partnership	(50)				(50)
Change in cash flow hedges	310				310

Comprehensive loss attributable to common stockholders	$(12,121)				$(21,858)

Net loss from continuing operations per share attributable to common stockholders – basic and diluted	$(0.58)				$(0.94)

Weighted average number of common shares outstanding – basic and diluted		21,397,257	2,055,215	(g)	23,452,472

Weighted average number of common units held by non-controlling interests – basic and diluted		20,278,027	1,200,000	(h)	21,478,027

Unaudited Pro Forma Consolidated Statement of Operations Adjustments

(a)	Reflects the estimated rental income that would have been recorded due to amortizing the fair market adjustment to above market leases.

(b)	Reflects the management fee income of the acquired properties that would not have been recognized if we had acquired the properties as of January 1, 2013.

(c)	Reflects the property management fee expense that would not have been recognized if we had acquired the properties as of January 1, 2013.

(d)	Reflects acquisition related expenses incurred as part of the acquisition of the properties. Included in this amount is the assignment fee paid of $6.7 million.

(e)	Reflects the estimated depreciation and amortization that would have been recorded by Landmark Apartment Trust of America, Inc. based on the depreciable basis of the acquired communities, assuming asset lives ranging from five to forty years, as well as the amortization of the identified intangible values recorded with an estimated useful life of approximately six months.

(f)	Reflects estimated interest expense that would have been recorded to the deferred financing costs, new debt and assumed debt, including the impact of amortizing the fair market adjustment on fixed rate debt over the term of the related debt instrument.

(g)	Reflects the common shares issued who proceeds were used as a portion of the consideration paid for the acquisition of the properties.

(h)	Reflects the common units of limited partnership interest issued as a portion of the consideration paid for the acquisition of the properties.

LANDMARK APARTMENT TRUST OF AMERICA, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

(In thousands, except for share and per share data)

	Historical (Audited)
	Landmark Apartment Trust of America, Inc.	Contributed Properties	Pro Forma Adjustments (Unaudited)		Pro Forma (Unaudited)
Revenues:
Rental income	$57,196	$16,802	(1,539	) (a)	$72,459
Other property revenues	7,521	2,253			9,774
Management fee income	2,645				2,645
Reimbursed income	10,407				10,407

Total revenues	77,769	19,055	(1,539)		95,285

Expenses:
Rental expenses	28,854	9,588	(761	) (b)	37,681
Property lease expense	4,208				4,208
Reimbursed expense	10,407				10,407
General, administrative and other expense	13,029				13,029
Acquisition-related expenses	19,894		7,240	(c)	27,134
Depreciation and amortization	20,056		14,842	(d)	34,898
Impairment loss	5,397				5,397

Total expenses	101,845	9,588	21,321		132,754

Loss from operations	(24,076)	9,467	(22,860)		(37,469)
Other expense:
Interest expense, net	(17,519)		(4,964	) (e)	(22,483)

Net loss	(41,595)	9,467	(27,824)		(59,952)

Less: Net loss attributable to redeemable non-controlling	6,735				11,179

Net loss attributable to common stockholders	$(34,860)	$9,467	$(27,824)		$(48,773)

Other comprehensive income/(loss):
Change in cash flow hedges attributable to redeemable non-controlling interest in operating partnership	50				50
Change in cash flow hedges	(310)				(310)

Comprehensive loss attributable to common stockholders	$(35,120)				$(49,033)

Net income loss per share attributable to common stockholders – basic and diluted	$(1.72)				$(2.19)

Weighted average number of common shares outstanding – basic and diluted	20,244,130		2,055,215	(f)	22,299,345

Weighted average number of common units held by non-controlling interests – basic and diluted	3,911,026		1,200,000	(g)	5,111,026

Unaudited Pro Forma Consolidated Statement of Operations Adjustments

(a)	Reflects the estimated rental income that would have been recorded due to amortizing the fair market adjustment to above market leases.

(b)	Reflects the property management fee expense that would not have been recognized if we had acquired the properties as of January 1, 2012.

(c)	Reflects acquisition related expenses incurred as part of the acquisition of the properties. Included in this amount is the assignment fee paid of $6.7 million.

(d)	Reflects the estimated depreciation and amortization that would have been recorded by Landmark Apartment Trust of America, Inc. based on the depreciable basis of the acquired communities, assuming asset lives ranging from five to forty years, as well as the amortization of the identified intangible values recorded with an estimated useful life of approximately six months.

(e)	Reflects estimated interest expense that would have been recorded to the deferred financing costs, new debt and assumed debt, including the impact of amortizing the fair market adjustment on fixed rate debt over the term of the related debt instrument.

(f)	Reflects the common shares issued who proceeds were used as a portion of the consideration paid for the acquisition of the properties.

(g)	Reflects the common units of limited partnership interest issued as a portion of the consideration paid for the acquisition of the properties.

LANDMARK APARTMENT TRUST OF AMERICA, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

(In thousands, except for share and per share data)

	Historical (Audited)
	Landmark Apartment Trust of America, Inc.	Contributed Properties	Pro Forma Adjustments (Unaudited)		Pro Forma (Unaudited)
Revenues:
Rental income	$42,485	$16,331	(1,539	) (a)	$57,277
Other property revenues	5,306	2,045			7,351
Management fee income	2,865				2,865
Reimbursed income	11,207				11,207

Total revenues	61,863	18,376	(1,539)		78,700

Expenses:
Rental expenses	21,249	9,169	(570	) (b)	29,848
Property lease expense	2,402				2,402
Reimbursed expense	11,207				11,207
General, administrative and other expense	8,198				8,198
Acquisition-related expenses	1,270		7,240	(c)	8,510
Loss from unconsolidated joint venture	59				59
Depreciation and amortization	13,541		14,842	(d)	28,383
Impairment loss	390				390

Total expenses	58,316	9,169	21,512		88,997

Income from operations	3,547	9,207	(23,051)		(10,297)
Other expense:
Interest expense, net	(12,493)		(4,964	) (e)	(17,457)

Net loss	(8,946)	9,207	$(28,015)		(27,754)

Less: Net loss attributable to redeemable non-controlling interests in operating partnership					1,444

Net loss attributable to common stockholders	$(8,946)	$9,207	$(28,015)		$(26,310)

Net income loss per share attributable to common stockholders – basic and diluted	$(0.45)				$(1.20)

Weighted average number of common shares outstanding – basic and diluted	19,812,886		2,055,215	(f)	21,868,101

Weighted average number of common units held by non-controlling interests – basic and diluted	0		1,200,000	(g)	1,200,000

Unaudited Pro Forma Consolidated Statement of Operations Adjustments

(a)	Reflects the estimated rental income that would have been recorded due to amortizing the fair market adjustment to above market leases.

(b)	Reflects the property management fee expense that would not have been recognized if we had acquired the properties as of January 1, 2011.

(c)	Reflects acquisition related expenses incurred as part of the acquisition of the properties. Included in this amount is the assignment fee paid of $6.7 million.

(d)	Reflects the estimated depreciation and amortization that would have been recorded by Landmark Apartment Trust of America, Inc. based on the depreciable basis of the acquired communities, assuming asset lives ranging from five to forty years, as well as the amortization of the identified intangible values recorded with an estimated useful life of approximately six months.

(e)	Reflects estimated interest expense that would have been recorded to the deferred financing costs, new debt and assumed debt, including the impact of amortizing the fair market adjustment on fixed rate debt over the term of the related debt instrument.

(f)	Reflects the common shares issued who proceeds were used as a portion of the consideration paid for the acquisition of the properties.

(g)	Reflects the common units of limited partnership interest issued as a portion of the consideration paid for the acquisition of the properties.

LANDMARK APARTMENT TRUST OF AMERICA, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

(In thousands, except for share and per share data)

	Historical (Audited)
	Landmark Apartment Trust of America, Inc.	Contributed Properties	Pro Forma Adjustments (Unaudited)		Pro Forma (Unaudited)
Revenues:
Rental income	$35,568	$15,473	(1,539	) (a)	$49,503
Other property revenues	4,006	1,746			5,752
Management fee income	465				465
Reimbursed income	2,082				2,082

Total revenues	42,121	17,219	(1,539)		57,802

Expenses:
Rental expenses	18,871	8,718	(630	) (b)	26,959
Reimbursed expense	2,082				2,082
General, administrative and other expense	1,809				1,809
Acquisition-related expenses	5,394		7,240	(c)	12,634
Depreciation and amortization	12,861		14,842	(d)	27,703

Total expenses	41,017	8,718	21,452		71,187

Income from operations	1,104	8,501	(22,991)		(13,385)
Other expense:
Interest expense, net	(11,869)		(4,964	) (e)	(16,833)

Net loss	(10,765)	8,501	(27,955)		(30,218)

Less: Net loss attributable to redeemable non-controlling interests in operating partnership					1,713

Net loss attributable to common stockholders	$(10,765)	$8,501	$(27,955)		$(28,541)

Net income loss per share attributable to common stockholders – basic and diluted	$(0.59)				$(1.40)

Weighted average number of common shares outstanding – basic and diluted	18,356,824		2,055,215	(f)	20,412,039

Weighted average number of common units held by non-controlling interests – basic and diluted	0		1,200,000	(g)	1,200,000

Unaudited Pro Forma Consolidated Statement of Operations Adjustments

(a)	Reflects the estimated rental income that would have been recorded due to amortizing the fair market adjustment to above market leases.

(b)	Reflects the property management fee expense that would not have been recognized if we had acquired the properties as of January 1, 2010.

(c)	Reflects acquisition related expenses incurred as part of the acquisition of the properties. Included in this amount is the assignment fee paid of $6.7 million.

(d)	Reflects the estimated depreciation and amortization that would have been recorded by Landmark Apartment Trust of America, Inc. based on the depreciable basis of the acquired communities, assuming asset lives ranging from five to forty years, as well as the amortization of the identified intangible values recorded with an estimated useful life of approximately six months.

(e)	Reflects estimated interest expense that would have been recorded to the deferred financing costs, new debt and assumed debt, including the impact of amortizing the fair market adjustment on fixed rate debt over the term of the related debt instrument.

(f)	Reflects the common shares issued who proceeds were used as a portion of the consideration paid for the acquisition of the properties.

(g)	Reflects the common units of limited partnership interest issued as a portion of the consideration paid for the acquisition of the properties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 16, 2013	Landmark Apartment Trust of America, Inc.

	By:	/s/ B. Mechelle Lafon
	Name:	B. Mechelle Lafon
	Title:	Assistant Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit Number	Name

23.1	Consent of Joel Sanders & Company, PA, Independent Registered Public Accounting Firm